SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. _____)

Filed by the Registrant                                     [X]
Filed by Party other than the Registrant                    [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                              AETRIUM INCORPORATED
                (Name of Registrant as Specified In Its Charter)
                         -------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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AETRIUM INCORPORATED
2350 Helen Street
North St. Paul, MN 55109
Telephone 612-704-1800
Fax 612-704-0339
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Dear Aetrium Incorporated Shareholder:

     Enclosed is another copy of the "Notice of the Annual Meeting of Shareholders and Proxy Statement for Annual Meeting of Shareholders" to be held on Tuesday, May 19, 1998 at 4:00 p.m. Central Daylight Savings Time at the Company's corporate headquarters which is located at 2350 Helen Street, North St. Paul, Minnesota.

     We are enclosing a corrected and reprinted copy of the Proxy Statement due to an inadvertent printing error in the first Proxy Statement mailing sent to you on April 1, 1998, which omitted the introduction and purpose and effects of the proposed amendment to the PROPOSAL TO AMEND THE RESTATED ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK OF THE COMPANY (Proposal No. 2) on page 13. The meeting will be held for the purposes stated in the original proxy mailed to you on April 1, 1998:

     1. To elect six (6) persons to serve as directors until the next Annual Meeting of the Shareholders or until their respective successors shall be elected and qualified;

     2. To consider and act upon a proposal to amend the Company's Restated Articles of Incorporation to increase the number of the Company's authorized shares of common stock, $.001 par value, from 16,000,000 to 30,000,000 shares; and

     3. To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on March 26, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                  For the Board of Directors,


                                  /s/ Lee A. Schafer

                                  Lee A. Schafer
                                  VICE PRESIDENT - CORPORATE PLANNING

April 7, 1998